EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly report on Form 10-Q of Finotec Group, Inc. for the quarter ended October 31, 2020, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-Q for the quarter ended October 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly report on Form 10-Q for the quarter ended October 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of Finotec Group, Inc.

November 18, 2020	/s/ David Lazar
Name: David Lazar, CFO